Exhibit 99.1


                       CERTIFICATION OF THE
                     CHIEF EXECUTIVE OFFICER/
                    CHIEF FINANCIAL OFFICER OF
                         KUBLA KHAN, INC.

      In connection with the Quarterly Report of Kubla Khan, Inc. on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William S. Roberts, Chief Executive Officer and Chief Financial Officer of Kubla Khan, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kubla Khan, Inc..


                                    /s/ WILLIAM S. ROBERTS
                                    ----------------------------------
                                    William S. Roberts
                                    Chief Executive Officer and
                                    Chief Financial Officer
                                    May 22 , 2003